UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 7, 2018 (March 6, 2018)

BLACKROCK CAPITAL INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00712	20-2725151
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 810-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

__________________________________

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 7, 2018, BlackRock Capital Investment Corporation (the “Registrant” or the “Company”) issued a press release announcing its financial results for the fourth quarter ended December 31, 2017.  The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 7.01.	REGULATION FD DISCLOSURE.

The Registrant issued a press release, filed herewith as Exhibit 99.1, and by this reference incorporated herein, on March 7, 2018 announcing the declaration of a quarterly distribution of $0.18 per share.  The distribution is payable on April 2, 2018 to stockholders of record at the close of business on March 19, 2018.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 8.01.	OTHER EVENTS.

On March 6, 2018, the Board of Directors of Company adopted amendments to the Company’s dividend reinvestment plan (the “Plan”). Under the terms of the amended Plan, if the Company declares a dividend or determines to make a capital gain or other distribution, the reinvestment plan agent will acquire shares for the participants’ accounts, depending upon the following circumstances, (i) through receipt of additional unissued but authorized shares from the Company (“newly issued shares”) and/or (ii) by purchase of outstanding shares on the open market (“open-market purchases”). If, on the distribution payment date, the last quarterly net asset value per share (“NAV”) is equal to or less than the closing market price per share on such distribution payment date (such condition often referred to as a “market premium”), the reinvestment plan agent will invest the distribution amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the greater of (i) the NAV or (ii) 95% of the closing market price on the distribution payment date. If, on the distribution payment date, the NAV is greater than the closing market price per share on such distribution payment date (such condition often referred to as a “market discount”), the reinvestment plan agent may, upon notice to the reinvestment plan agent from the Company, either (a) invest the distribution amount in newly issued shares on behalf of the participants or (b) invest the distribution amount in shares acquired on behalf of the participants in open-market purchases. In the event that the Company elects to have the reinvestment plan agent invest the distribution amount in newly issued shares on behalf of the participants, the number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the closing market price on the distribution payment date. In the event that the Company elects to have the reinvestment plan agent invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, the number of shares issued to each participant will be determined by dividing the dollar amount of the distribution by the weighted average price per share (including any applicable brokerage commissions) for all shares purchased by the reinvestment plan agent in the open market in connection with the distribution. The reinvestment plan agent will have until the last business day before the next date on which the shares trade on an “ex-distribution” basis or 30 days after the distribution payment date, whichever is sooner (the “last purchase date”), to invest the distribution amount in shares acquired in open-market purchases. If the reinvestment plan agent is unable to invest the full distribution amount in open-market purchases on the last purchase date, the reinvestment plan agent shall invest any uninvested portion in newly issued shares at the closing market price per share on the last purchase date. If the market discount shifts to a market premium based on the closing market price per share at any day during the purchase period, the reinvestment plan agent shall cease making open-market purchases after such day and invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the process described under the market premium condition with the date of such shift from market discount to market premium substituting for the distribution payment date. In either of the above scenarios where a combination of open-market purchases and newly issued shares is used to fulfil the Plan’s requirements, the number of shares issued to each participant will be determined by dividing the dollar amount of the distribution by the weighted average price per share of the two methods including any applicable brokerage commissions.

Descriptions of the Automatic Dividend Reinvestment Plan in this current report are qualified in their entirety by reference to a copy of such document that is filed as Exhibit 99.2 to this current report and incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated as of March 7, 2018
99.2	Automatic Dividend Reinvestment Plan, dated March 6, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK CAPITAL INVESTMENT CORPORATION

Date: March 7, 2018	By:	/s/ Michael Pungello
		Name:	Michael Pungello
		Title:	Interim Chief Financial Officer and Interim Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated as of March 7, 2018
99.2	Automatic Dividend Reinvestment Plan, dated March 6, 2018